Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces Third Quarter 2021 Results
Total revenue up 33%, Cable Access revenue up 43%,
Video revenue up 26% year over year
SAN JOSE, California, November 1, 2021 - Harmonic Inc. (NASDAQ: HLIT) today announced its unaudited results for the third quarter of 2021.
“Harmonic delivered another strong quarter, with total revenue up 33% year over year and solid operating profit, driven by continued execution of our strategic growth initiatives”, said Patrick Harshman, president and chief executive officer of Harmonic. “Strong market momentum in both segments, solid backlog and deferred revenue and an increasingly robust cash position provide a strong foundation for continued growth through the balance of this year and into 2022.”
Q3 Financial and Business Highlights
Financial
•Revenue: $126.3 million, up 33% year over year
◦Cable Access segment revenue: $57.6 million, up 43% year over year
◦Video segment revenue: $68.7 million, up 26% year over year
•Gross margin: GAAP 52.4% and non-GAAP 52.8%, compared to GAAP 51.6% and non-GAAP 52.2% in the year ago period
◦Cable Access segment gross margin: 42.0% compared to 48.9% in the year ago period
◦Video segment gross margin: 61.9% compared to 54.6% in the year ago period
•Operating income (loss): GAAP income $5.4 million and non-GAAP income $11.8 million, compared to GAAP loss $1.6 and non-GAAP income $4.2 million in the year ago period
•Adjusted EBITDA: $14.8 million income compared to $7.2 million income in the year ago period
•Net income (loss): GAAP net income $1.5 million and non-GAAP net income of $9.5 million, compared to GAAP net loss $5.4 million and non-GAAP net income $2.6 million in the year ago period
•EPS: GAAP net income per share of $0.01 and non-GAAP net income per share of $0.09, compared to GAAP net loss per share of $0.06 and non-GAAP net income per share of $0.03 in the year ago period
•Cash: $128.4 million, up $57.6 million year over year
Business
•CableOS® solution commercially deployed with 68 customers, up 79% year over year
•CableOS deployments scaled to 3.9 million served cable modems, up 77% year over year
•VOS® streaming SaaS customer base up 36% year over year; SaaS revenue increased 69% year over year

Select Financial Information

	GAAP			Non-GAAP
Key Financial Results	Q3 2021	Q2 2021	Q3 2020	Q3 2021	Q2 2021	Q3 2020
	(in millions, except per share data)
Net revenue	$126.3	$113.4	$94.9	$126.3	$113.4	$94.9
Net income (loss)	$1.5	$(2.0)	$(5.4)	$9.5	$4.8	$2.6
Diluted EPS	$0.01	$(0.02)	$(0.06)	$0.09	$0.05	$0.03

Other Financial Information				Q3 2021	Q2 2021	Q3 2020
				(in millions)
Adjusted EBITDA for the quarter				$14.8	$9.5	$7.2
Bookings for the quarter				$114.3	$186.9	$100.7
Backlog and deferred revenue as of quarter end				$333.3	$347.2	$216.2
Cash and cash equivalents as of quarter end				$128.4	$115.2	$70.8
Explanations regarding our use of non-GAAP financial measures and related definitions, and reconciliations of our GAAP and non-GAAP measures, are provided in the sections below entitled “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations”.
Financial Guidance

	Q4 2021 GAAP Financial Guidance (1)
	Low				High
(Unaudited, in millions, except percentages)	Video	Cable Access	Adjustments (2)	Total GAAP	Video	Cable Access	Adjustments (2)	Total GAAP
Net revenue	$82.0	$65.0	$—	$147.0	$87.0	$70.0	$—	$157.0
Gross margin %	54.5%	40.0%	(0.5)%	47.3%	55.5%	41.0%	(0.4)%	48.6%
Operating income (loss)	$7.2	$6.0	$(5.9)	$7.3	$10.3	$7.7	$(5.9)	$12.1
Tax expense (3)				$(1.1)				$(1.1)
EPS (3)				$0.03				$0.07
Shares (3)				106.9				106.9
Cash (3)				$125.0				$135.0
(1) Components may not sum to total due to rounding.
(2) See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
(3) The guidance is provided at the total company level and not by segment.

	2021 GAAP Financial Guidance (1)
	Low				High
(Unaudited, in millions, except percentages)	Video	Cable Access	Adjustments (2)	Total GAAP	Video	Cable Access	Adjustments (2)	Total GAAP
Net revenue	$285.0	$214.0	$—	$499.0	$290.0	$219.0	$—	$509.0
Gross margin %	57.3%	42.6%	(0.6)%	50.4%	57.7%	42.9%	(0.5)%	50.8%
Operating income (loss)	$20.4	$16.2	$(25.7)	$10.9	$23.5	$17.9	$(25.7)	$15.7
Tax expense (3)				$(4.2)				$(4.2)
EPS (3)				$(0.04)				$0.01
Shares (3)				101.5				105.1
Cash (3)				$125.0				$135.0

(1) Components may not sum to total due to rounding.
(2) See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
(3) The guidance is provided at the total company level and not by segment.

	Q4 2021 Non-GAAP Financial Guidance (1)
	Low			High
(Unaudited, in millions, except percentages)	Video	Cable Access	Total	Video	Cable Access	Total
Net revenue	$82.0	$65.0	$147.0	$87.0	$70.0	$157.0
Gross margin %	54.5%	40.0%	47.8%	55.5%	41.0%	49.0%
Adjusted EBITDA	$9.6	$7.4	$17.0	$12.7	$9.1	$21.8
Tax rate (2)			10.0%			10.0%
EPS (2)			$0.10			$0.14
Shares (2)			106.9			106.9
Cash (2)			$125.0			$135.0
(1) See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below. Components may not sum to total due to rounding.
(2) The guidance is provided at the total company level and not by segment.

	2021 Non-GAAP Financial Guidance (1)
	Low			High
(Unaudited, in millions, except percentages)	Video	Cable Access	Total	Video	Cable Access	Total
Net revenue	$285.0	$214.0	$499.0	$290.0	$219.0	$509.0
Gross margin %	57.3%	42.6%	51.0%	57.7%	42.9%	51.3%
Adjusted EBITDA	$28.9	$21.6	$50.5	$32.0	$23.3	$55.3
Tax rate (2)			10.0%			10.0%
EPS (2)			$0.28			$0.32
Shares (2)			105.1			105.1
Cash (2)			$125.0			$135.0

(1) See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below. Components may not sum to total due to rounding.
(2) The guidance is provided at the total company level and not by segment.

Conference Call Information
Harmonic will host a conference call to discuss its financial results at 2:00 p.m. Pacific (5:00 p.m. Eastern) on Monday, November 1, 2021. The live webcast will be available on the Harmonic Investor Relations website at http://investor.harmonicinc.com. An audio version of the webcast will be available by calling +1.574.990.1032 or +1.800.240.9147 (conference ID 7917716). A replay will be available after 5:00 p.m. PT on the same web site or by calling +1.404.537.3406 or +1.855.859.2056 (conference ID 7917716).
About Harmonic Inc.
Harmonic (NASDAQ: HLIT), the worldwide leader in virtualized cable access and video delivery solutions, enables media companies and service providers to deliver ultra-high-quality video streaming and broadcast services to consumers globally. The Company revolutionized cable access networking via the industry’s first virtualized cable access solution, enabling cable operators to more flexibly deploy gigabit internet service to consumers’ homes and mobile devices. Whether simplifying OTT video delivery via innovative cloud and software platforms, or powering the delivery of gigabit internet cable services, Harmonic is changing the way media companies and service providers monetize live and on-demand content on every screen. More information is available at www.harmonicinc.com.

Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: net revenue, gross margins, operating expenses, operating income (loss), Adjusted EBITDA, tax expense and tax rate, EPS and cash. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: the market and technology trends underlying our Video and Cable Access businesses will not continue to develop in their current direction or pace; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the potential impact of the Covid-19 pandemic on our operations or the operations of our supply chain or our customers; the impact of general economic conditions on our sales and operations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite, telco, broadcast and media industries; customer concentration and consolidation; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations; exchange rate fluctuations of the currencies in which we conduct business; risks associated with our CableOS and VOS product solutions; dependence on various video and broadband industry trends; inventory management; the lack of timely availability or the impact of increases in the prices of parts or raw materials necessary to produce our products; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; and the effect on our business of natural disasters. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2020, our most recent Quarterly Report on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.
Use of Non-GAAP Financial Measures
The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). However, management believes that certain non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, establish operating budgets, set internal measurement targets and make operating decisions.
These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Harmonic's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Harmonic's results of operations in conjunction with the corresponding GAAP measures.
The Company believes that the presentation of non-GAAP measures when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and its historical and projected results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.
The non-GAAP measures presented here are: segment revenue, gross profit, operating expenses, income (loss) from operations, non-operating expenses and net income (loss) (including those amounts as a percentage of revenue), Adjusted EBITDA and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures.

Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
Stock-based compensation - Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. We believe that management is limited in its ability to project the impact stock-based compensation would have on our operating results. In addition, for comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of our core business and to facilitate the comparison of our results to the results of our peer companies.
Amortization of intangibles - A portion of the purchase price of our acquisitions is generally allocated to intangible assets, and is subject to amortization. However, Harmonic does not acquire businesses on a predictable cycle. Additionally, the amount of an acquisition’s purchase price allocated to intangible assets and the term of its related amortization can vary significantly and is unique to each acquisition. Therefore, we believe that the presentation of non-GAAP financial measures that adjust for the amortization of intangible assets provides investors and others with a consistent basis for comparison across accounting periods.
Restructuring and related charges - Harmonic from time to time incurs restructuring charges which primarily consist of employee severance, one-time termination benefits related to the reduction of its workforce, lease exit costs, and other costs. These charges are associated with material business shifts. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Loss on convertible debt extinguishment - In the second quarter of fiscal 2020, we recorded a debt extinguishment loss of $0.8 million resulting from the exchange of $37.7 million in aggregate principal amount of our convertible notes due in 2020 for $37.7 million in aggregate principal amount of convertible notes due in 2022. We have excluded this loss from our non-GAAP financial measures because we do not believe the loss is reflective of our ongoing long-term business and operating results.
Non-cash interest expense and other expenses related to convertible notes and other debt - We record the accretion of the debt discount related to the equity component and amortization of issuance costs as non-cash interest expense. We believe that excluding these costs provides meaningful supplemental information regarding operational performance and liquidity, along with enhancing investors’ ability to view the Company’s results from management’s perspective. In addition, we believe excluding these costs from the non-GAAP measures facilitates comparisons to our historical operating results and comparisons to peer company operating results.
Discrete tax items and tax effect of non-GAAP adjustments - The income tax effect of non-GAAP adjustments relates to the tax effect of the adjustments that we incorporate into non-GAAP financial measures in order to provide a more meaningful measure of non-GAAP net income.
Depreciation - Depreciation expense, along with interest, tax and stock-based compensation expense, restructuring charges and amortization of intangible assets, is excluded from Adjusted EBITDA because we do not believe depreciation and the other items relate to the ordinary course of our business or are reflective of our underlying business performance.
CONTACTS:

Sanjay Kalra	David Hanover
Chief Financial Officer	Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.490.6031	+1.212.896.1220

Harmonic Inc.
Preliminary Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except per share data)

	October 1, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$128,434	$98,645
Accounts receivable, net	75,442	66,227
Inventories	51,856	35,031
Prepaid expenses and other current assets	35,443	38,132
Total current assets	291,175	238,035
Property and equipment, net	43,848	43,141
Operating lease right-of-use assets	29,216	27,556
Other non-current assets	38,325	39,117
Goodwill	241,302	243,674
Total assets	$643,866	$591,523

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Convertible debt, current	$36,592	$—
Other debts, current	5,028	11,771
Accounts payable	32,352	23,543
Deferred revenue	58,106	54,294
Operating lease liabilities, current	6,698	7,354
Other current liabilities	64,963	50,333
Total current liabilities	203,739	147,295
Convertible debt, non-current	97,563	129,507
Other debts, non-current	13,538	10,086
Operating lease liabilities, non-current	28,049	26,071
Other non-current liabilities	26,181	20,262
Total liabilities	$369,070	$333,221

Convertible debt	1,115	—
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 102,549 and 98,204 shares issued and outstanding at October 1, 2021 and December 31, 2020, respectively	103	98
Additional paid-in capital	2,381,177	2,353,559
Accumulated deficit	(2,107,814)	(2,101,211)
Accumulated other comprehensive income	215	5,856
Total stockholders’ equity	273,681	258,302
Total liabilities and stockholders’ equity	$643,866	$591,523

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	October 1, 2021	September 25, 2020	October 1, 2021	September 25, 2020
Revenue:
Appliance and integration	$91,853	$63,251	$250,427	$153,227
SaaS and service	34,468	31,641	100,918	94,076
Total net revenue	126,321	94,892	351,345	247,303
Cost of revenue:
Appliance and integration	47,326	32,082	130,310	81,153
SaaS and service	12,841	13,886	39,231	42,715
Total cost of revenue	60,167	45,968	169,541	123,868
Total gross profit	66,154	48,924	181,804	123,435
Operating expenses:
Research and development	26,552	20,206	74,863	61,827
Selling, general and administrative	34,231	28,773	102,728	86,996
Amortization of intangibles	—	752	507	2,264
Restructuring and related charges	—	814	43	1,572
Total operating expenses	60,783	50,545	178,141	152,659
Income (loss) from operations	5,371	(1,621)	3,663	(29,224)
Interest expense, net	(2,686)	(2,807)	(7,919)	(8,772)
Loss on convertible debt extinguishment	—	—	—	(834)
Other income (expense), net	(213)	(167)	659	(813)
Income (loss) before income taxes	2,472	(4,595)	(3,597)	(39,643)
Provision for income taxes	942	786	3,006	3,093
Net income (loss)	$1,530	$(5,381)	$(6,603)	$(42,736)

Net income (loss) per share:
Basic	$0.01	$(0.06)	$(0.07)	$(0.44)
Diluted	$0.01	$(0.06)	$(0.07)	$(0.44)
Shares used in per share calculations:
Basic	102,099	97,563	101,057	96,623
Diluted	106,421	97,563	101,057	96,623

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Nine Months Ended
	October 1, 2021	September 25, 2020
Cash flows from operating activities:
Net loss	$(6,603)	$(42,736)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	9,395	8,683
Amortization of intangibles	507	3,214
Stock-based compensation	18,863	13,737
Amortization of convertible debt discount	4,685	5,451
Amortization of warrant	1,302	1,307
Foreign currency remeasurement	(3,435)	2,537
Loss on convertible debt extinguishment	—	834
Deferred income taxes	1,268	1,527
Provision for expected credit losses and returns	3,049	1,966
Provision for excess and obsolete inventories	1,849	1,390
Other adjustments	215	177
Changes in operating assets and liabilities:
Accounts receivable	(12,470)	5,436
Inventories	(18,783)	(9,301)
Other assets	2,614	23,685
Accounts payable	10,144	(11,047)
Deferred revenues	9,978	6,066
Other liabilities	11,078	(15,345)
Net cash provided by (used in) operating activities	33,656	(2,419)
Cash flows from investing activities:
Purchases of property and equipment	(10,570)	(26,176)
Net cash used in investing activities	(10,570)	(26,176)
Cash flows from financing activities:
Payment of convertible debt	—	(25)
Payment of convertible debt issuance costs	—	(672)
Proceeds from other debts	3,861	9,398
Repayment of other debts	(6,070)	(6,342)
Proceeds from common stock issued to employees	11,401	5,227
Payment of tax withholding obligations related to net share settlements of restricted stock units	(1,619)	(1,384)
Net cash provided by financing activities	7,573	6,202
Effect of exchange rate changes on cash and cash equivalents	(870)	152
Net increase (decrease) in cash and cash equivalents	29,789	(22,241)
Cash and cash equivalents at beginning of period	98,645	93,058
Cash and cash equivalents at end of period	$128,434	$70,817

Harmonic Inc.
Preliminary GAAP Revenue Information
(Unaudited, in thousands, except percentages)

	Three Months Ended
	October 1, 2021		July 2, 2021		September 25, 2020
Geography
Americas	$86,215	68%	$71,525	63%	$54,521	58%
EMEA	30,283	24%	28,441	25%	29,771	31%
APAC	9,823	8%	13,482	12%	10,600	11%
Total	$126,321	100%	$113,448	100%	$94,892	100%

Market
Service Provider	$70,157	56%	$68,929	61%	$59,083	62%
Broadcast and Media	56,164	44%	44,519	39%	35,809	38%
Total	$126,321	100%	$113,448	100%	$94,892	100%

	Nine Months Ended
	October 1, 2021		September 25, 2020
Geography
Americas	$232,802	66%	$134,478	55%
EMEA	86,331	25%	82,301	33%
APAC	32,212	9%	30,524	12%
Total	$351,345	100%	$247,303	100%

Market
Service Provider	$192,746	55%	$145,011	59%
Broadcast and Media	158,599	45%	102,292	41%
Total	$351,345	100%	$247,303	100%

Harmonic Inc.
Preliminary Segment Information
(Unaudited, in thousands, except percentages)

	Three Months Ended October 1, 2021
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$68,729	$57,592	$126,321	$—	$126,321
Gross profit	42,534	24,165	66,699	(545)	66,154
Gross margin %	61.9%	42.0%	52.8%		52.4%
Operating income (loss)	7,904	3,903	11,807	(6,436)	5,371
Operating margin %	11.5%	6.8%	9.3%		4.3%

	Three Months Ended July 2, 2021
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$63,355	$50,093	$113,448	$—	$113,448
Gross profit	37,571	23,538	61,109	(604)	60,505
Gross margin %	59.3%	47.0%	53.9%		53.3%
Operating income (loss)	1,559	4,992	6,551	(4,415)	2,136
Operating margin %	2.5%	10.0%	5.8%		1.9%

	Three Months Ended September 25, 2020
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$54,641	$40,251	$94,892	$—	$94,892
Gross profit	29,825	19,682	49,507	(583)	48,924
Gross margin %	54.6%	48.9%	52.2%		51.6%
Operating loss	(1,699)	5,876	4,177	(5,798)	(1,621)
Operating margin %	(3.1)%	14.6%	4.4%		(1.7)%

	Nine Months Ended October 1, 2021
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$202,415	$148,930	$351,345	$—	$351,345
Gross profit	118,879	65,111	183,990	(2,186)	181,804
Gross margin %	58.7%	43.7%	52.4%		51.7%
Operating income (loss)	13,235	10,191	23,426	(19,763)	3,663
Operating margin %	6.5%	6.8%	6.7%		1.0%

	Nine Months Ended September 25, 2020
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$156,466	$90,837	$247,303	$—	$247,303
Gross profit	83,756	42,224	125,980	(2,545)	123,435
Gross margin %	53.5%	46.5%	50.9%		49.9%
Operating income (loss)	(12,203)	1,733	(10,470)	(18,754)	(29,224)
Operating margin %	(7.8)%	1.9%	(4.2)%		(11.8)%
(1) See “Use of Non-GAAP Financial Measures” above and “GAAP to Non-GAAP Reconciliations” below.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(in thousands, except percentages and per share data)

	Three Months Ended October 1, 2021
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating expense, net	Net Income
GAAP	$126,321	$66,154	$60,783	$5,371	$(2,899)	$1,530
Stock-based compensation	—	545	(5,891)	6,436	—	6,436
Non-cash interest and other expenses related to convertible notes	—	—	—	—	1,592	1,592
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(108)
Total adjustments	—	545	(5,891)	6,436	1,592	7,920
Non-GAAP	$126,321	$66,699	$54,892	$11,807	$(1,307)	$9,450
As a % of revenue (GAAP)		52.4%	48.1%	4.3%	(2.3)%	1.2%
As a % of revenue (Non-GAAP)		52.8%	43.5%	9.3%	(1.0)%	7.5%
Diluted net income per share:
GAAP						$0.01
Non-GAAP						$0.09
Shares used in per share calculation:
GAAP and Non-GAAP						106,421

	Three Months Ended July 2, 2021
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating expense, net	Net Income (Loss)
GAAP	$113,448	$60,505	$58,369	$2,136	$(2,777)	$(2,009)
Stock-based compensation	—	222	(3,811)	4,033	—	4,033
Restructuring and related charges	—	382	—	382	—	382
Non-cash interest and other expenses related to convertible notes	—	—	—	—	1,560	1,560
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	836
Total adjustments	—	604	(3,811)	4,415	1,560	6,811
Non-GAAP	$113,448	$61,109	$54,558	$6,551	$(1,217)	$4,802
As a % of revenue (GAAP)		53.3%	51.5%	1.9%	(2.4)%	(1.8)%
As a % of revenue (Non-GAAP)		53.9%	48.1%	5.8%	(1.1)%	4.2%
Diluted net income (loss) per share:
GAAP						$(0.02)
Non-GAAP						$0.05
Shares used in per share calculation:
GAAP						101,218
Non-GAAP						103,825

	Three Months Ended September 25, 2020
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating expense, net	Net Income (Loss)
GAAP	$94,892	$48,924	$50,545	$(1,621)	$(2,974)	$(5,381)
Stock-based compensation	—	281	(3,649)	3,930	—	3,930
Amortization of intangibles	—	—	(752)	752	—	752
Restructuring and related charges	—	302	(814)	1,116	—	1,116
Non-cash interest and other expenses related to convertible notes	—	—	—	—	1,666	1,666
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	499
Total adjustments	—	583	(5,215)	5,798	1,666	7,963
Non-GAAP	$94,892	$49,507	$45,330	$4,177	$(1,308)	$2,582
As a % of revenue (GAAP)		51.6%	53.3%	(1.7)%	(3.1)%	(5.7)%
As a % of revenue (Non-GAAP)		52.2%	47.8%	4.4%	(1.4)%	2.7%
Diluted net income (loss) per share:
GAAP						$(0.06)
Non-GAAP						$0.03
Shares used in per share calculation:
GAAP						97,563
Non-GAAP						98,361

	Nine Months Ended October 1, 2021
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating expense, net	Net Income (Loss)
GAAP	$351,345	$181,804	$178,141	$3,663	$(7,260)	$(6,603)
Stock-based compensation	—	1,840	(17,027)	18,867	—	18,867
Amortization of intangibles	—		(507)	507	—	507
Restructuring and related charges	—	346	(43)	389	—	389
Non-cash interest and other expenses related to convertible notes	—	—	—	—	4,684	4,684
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	922
Total adjustments	—	2,186	(17,577)	19,763	4,684	25,369
Non-GAAP	$351,345	$183,990	$160,564	$23,426	$(2,576)	$18,766
As a % of revenue (GAAP)		51.7%	50.7%	1.0%	(2.1)%	(1.9)%
As a % of revenue (Non-GAAP)		52.4%	45.7%	6.7%	(0.7)%	5.3%
Diluted net income (loss) per share:
GAAP						$(0.07)
Non-GAAP						$0.18
Shares used in per share calculation:
GAAP						101,057
Non-GAAP						104,474

	Nine Months Ended September 25, 2020
	Revenue	Gross Profit	Total Operating Expense	Loss from Operations	Total Non-operating expense, net	Net Loss
GAAP	$247,303	$123,435	$152,659	$(29,224)	$(10,419)	$(42,736)
Stock-based compensation	—	1,364	(12,373)	13,737	—	13,737
Amortization of intangibles	—	950	(2,264)	3,214	—	3,214
Restructuring and related charges	—	231	(1,572)	1,803	—	1,803
Loss on convertible debt extinguishment	—	—	—	—	834	834
Non-cash interest and other expenses related to convertible notes	—	—	—	—	5,451	5,451
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	4,553
Total adjustments	—	2,545	(16,209)	18,754	6,285	29,592
Non-GAAP	$247,303	$125,980	$136,450	$(10,470)	$(4,134)	$(13,144)
As a % of revenue (GAAP)		49.9%	61.7%	(11.8)%	(4.2)%	(17.3)%
As a % of revenue (Non-GAAP)		50.9%	55.2%	(4.2)%	(1.7)%	(5.3)%
Diluted net loss per share:
GAAP						$(0.44)
Non-GAAP						$(0.14)
Shares used in per share calculation:
GAAP and Non-GAAP						96,623

Harmonic Inc.
Preliminary Adjusted EBITDA Reconciliation (Unaudited)
(In thousands)

	Three Months Ended
	October 1, 2021	July 2, 2021	September 25, 2020
Net income (loss) - GAAP	$1,530	$(2,009)	$(5,381)
Provision for income taxes	942	1,368	786
Interest expense, net	2,686	2,630	2,807
Depreciation	3,231	3,107	3,148
Amortization of intangibles	—	—	752
EBITDA	8,389	5,096	2,112

Adjustments
Stock-based compensation	6,436	4,033	3,930
Restructuring and related charges	—	382	1,116
Adjusted EBITDA	$14,825	$9,511	$7,158

	Nine Months Ended
	October 1, 2021	September 25, 2020
Net loss - GAAP	$(6,603)	$(42,736)
Provision for income taxes	3,006	3,093
Interest expense, net	7,919	8,772
Depreciation	9,395	8,683
Amortization of intangibles	507	3,214
EBITDA	14,224	(18,974)

Adjustments
Stock-based compensation	18,867	13,737
Loss on convertible debt extinguishment	—	834
Restructuring and related charges	389	1,803
Adjusted EBITDA	$33,480	$(2,600)

	Q4 2021 Financial Guidance (1)
	Revenue			Gross Profit			Income from Operations			Net Income
GAAP	$147.0	to	$157.0	$69.5	to	$76.3	$7.3	to	$12.1	$3.0	to	$7.8
Stock-based compensation expense	—			0.3			5.1			5.1
Restructuring and related charges	—			0.4			0.8			0.8
Non-cash interest and other expenses related to convertible notes	—			—			—			1.6
Tax effect of non-GAAP adjustments	—			—			—			$(0.1)	to	$(0.5)
Total adjustments	—			0.7			5.9			$7.4	to	$7.0
Non-GAAP	$147.0	to	$157.0	$70.2	to	$77.0	$13.2	to	$18.0	$10.4	to	$14.8
As a % of revenue (GAAP)				47.3%	to	48.6%	5.0%	to	7.7%	2.0%	to	5.0%
As a % of revenue (Non-GAAP)				47.8%	to	49.0%	9.0%	to	11.5%	7.1%	to	9.4%
Diluted net income per share:
GAAP										$0.03	to	$0.07
Non-GAAP										$0.10	to	$0.14
Shares used in per share calculation:
GAAP and Non-GAAP										106.9
(1) Components may not sum to total due to rounding.

	2021 Financial Guidance (1)
	Revenue			Gross Profit			Income from Operations			Net Income (Loss)
GAAP	$498.0	to	$508.0	$251.2	to	$258.0	$10.9	to	$15.7	$(3.7)	to	$1.1
Stock-based compensation expense	—			2.2			24.0			24.0
Amortization of intangibles	—			—			0.5			0.5
Restructuring and related charges	—			0.7			1.2			1.2
Non-cash interest and other expenses related to convertible notes	—			—			—			6.3
Tax effect of non-GAAP adjustments	—			—			—			$0.9	to	$0.5
Total adjustments	—			2.9			25.7			$32.9	to	$32.5
Non-GAAP	$498.0	to	$508.0	$254.1	to	$260.9	$36.6	to	$41.4	$29.2	to	$33.6
As a % of revenue (GAAP)				50.4%	to	50.8%	2.2%	to	3.1%	(0.7)%	to	0.2%
As a % of revenue (Non-GAAP)				51.0%	to	51.4%	7.3%	to	8.1%	5.9%	to	6.6%
Diluted net income (loss) per share:
GAAP										$(0.04)	to	$0.01
Non-GAAP										$0.28	to	$0.32
Shares used in per share calculation:
GAAP										101.5	to	105.1
Non-GAAP										105.1
(1) Components may not sum to total due to rounding.

Harmonic Inc.
Adjusted EBITDA Reconciliation on Financial Guidance (Unaudited)(1)
(In millions)

	Q4 2021 Financial Guidance			2021 Financial Guidance
Net income (loss) - GAAP	$3.0	to	$7.8	$(3.7)	to	$1.1
Provision for income taxes			1.1			4.2
Interest expense, net			2.6			10.5
Depreciation			4.4			13.8
Amortization of intangibles			—			0.5
EBITDA	$11.1	to	$15.9	$25.3	to	$30.1

Adjustments
Stock-based compensation			5.1			24.0
Restructuring and related charges			0.8			1.2
Adjusted EBITDA	$17.0	to	$21.8	$50.5	to	$55.3
(1) Components may not sum to total due to rounding.